                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                              ______________


                                 FORM 8-K

                              CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934

                              ______________


                      Date of Report:  March 3, 1995
             Date of Earliest Event Reported:  March 3, 1995

                       PANHANDLE EASTERN CORPORATION
           (Exact name of registrant as specified in its charter)


                                  Delaware
                      (State or other jurisdiction of
                               incorporation)
                                   1-8157
                              (Commission File
                                   Number)
                                 74-2150460
                              (I.R.S. Employer
                           Identification Number)

                            5400 Westheimer Court
                                P.O. Box 1642
                          Houston, Texas 77251-1642
         (Address, including zip code, of principal executive office)

                              ______________


            Registrant's telephone number, including area code:

                              (713) 627-5400
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Item 7.  Financial Statements and Exhibits.

     (c)   Exhibits.

     23    Consent of KPMG Peat Marwick LLP.

     27.1  Financial Data Schedule for December 31, 1994.

     27.2  Restated Financial Data Schedule for September 30, 1994.

     99.1 Management's Discussion and Analysis of Financial Condition and Results of Operations.

     99.2  Independent Auditors' Report -- KPMG Peat Marwick LLP.

     99.3 Audited Consolidated Balance Sheet of Panhandle Eastern Corporation as of December 31, 1994 and 1993 and Consolidated Statements of Income, Common Stockholders' Equity and Cash Flows for each of the years in the three year period ended December 31, 1994, and Notes to Consolidated Financial Statements.

     99.4  Consolidated Quarterly Financial Data.

     99.5  Summary of Selected Consolidated Financial and Operating Data.
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                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         PANHANDLE EASTERN CORPORATION

                                              /s/  PAUL F. FERGUSON, JR.
                                         By: _________________________________
                                                   Paul F. Ferguson, Jr.
                                                   Vice President, Finance &
                                                     Accounting, and Treasurer


Date:  March 3, 1995





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                        Exhibit List

     23    Consent of KPMG Peat Marwick LLP.

     27.1  Financial Data Schedule for December 31, 1994.

     27.2  Restated Financial Data Schedule for September 30, 1994.

     99.1 Management's Discussion and Analysis of Financial Condition and Results of Operations.

     99.2  Independent Auditors' Report -- KPMG Peat Marwick LLP.

     99.3 Audited Consolidated Balance Sheet of Panhandle Eastern Corporation as of December 31, 1994 and 1993 and Consolidated Statements of Income, Common Stockholders' Equity and Cash Flows for each of the years in the three year period ended December 31, 1994, and Notes to Consolidated Financial Statements.

     99.4  Consolidated Quarterly Financial Data.

     99.5  Summary of Selected Consolidated Financial and Operating Data.